SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

USA MOBILITY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware		16-169474
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 718-6600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Senior Secured Term Loan

     In conjunction with the completion of the merger of Metrocall Holdings, Inc. (“Metrocall”) and Arch Wireless, Inc. (“Arch”) as described in Item 2.01 below, on November 16, 2004, Metrocall, Inc. and Arch Wireless Operating Company, Inc., two operating subsidiaries of USA Mobility entered into a credit agreement with a syndicate of lenders led by UBS AG, Stamford Branch providing for a senior secured term loan facility of up to $140.0 million (the “Term Loan”). Borrowings under the Term Loan of $140 million, together with available cash of Metrocall and Arch at the time of the effectiveness of the merger, were used to pay the $150 million in cash consideration paid to Metrocall stockholders in the merger as well as fees, costs and expenses associated with the merger.

     The Term Loan matures on November 16, 2006 and amortizes in eight equal quarterly installments. Interest on the Term Loan will accrue at a rate equal to (i) 1.50%, plus the higher of (A) the Federal Funds Rate, as published by the Federal Reserve Bank of New York, plus 0.5% and (B) the prime commercial lending rate of UBS AG, as established from time to time at its Stamford Branch, or (ii) 2.50%, plus the London Interbank Offered Rate for the corresponding deposits of U.S. dollars. The Term Loan may be prepaid at any time without premium or penalty.

     The Term Loan is guaranteed on a joint and several basis by USA Mobility and substantially all of its other subsidiaries and secured by pledges of the equity interests of Metrocall, Arch, Metrocall, Inc., Arch Wireless Operating Company, Inc. and substantially all of USA Mobility’s other subsidiaries and liens on substantially all of their respective assets. USA Mobility and its subsidiaries have entered into cash management arrangements that require them to maintain a minimum aggregate cash balance of $35 million, subject to certain exceptions. The Term Loan requires mandatory prepayments for, among other things, 100% of the net proceeds from asset sales and debt and preferred stock issuances and 50% of the net proceeds from common stock issuances and excess cash flow. The Term Loan has other covenants that are customary for a facility of this type, including a minimum interest coverage ratio, maximum leverage ratio and maximum capital expenditure levels. Further, the Term Loan has events of default and other provisions that are customary for a facility of this type. The foregoing description of the credit agreement relating to the Term Loan is qualified in its entirety by reference to the full text of the credit agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employment Agreement with Vincent D. Kelly

     On November 15, 2004, USA Mobility’s board of directors approved USA Mobility’s entering into an employment agreement with Vincent D. Kelly, USA Mobility’s President and Chief Executive Officer, which became effective upon completion of the merger between Metrocall and Arch. Mr. Kelly’s employment agreement has a term of three years, subject to annual renewals unless terminated by either party with prior notice from either party, and provides for an annual base salary of $600,000, a bonus of $530,000 for the remainder of calendar year 2004 if performance targets previously set by the compensation committee of the Metrocall board of directors are met and bonuses of up to 200% of his base salary for each of the 2005 and 2006 fiscal years, subject to meeting performance targets to be set by USA Mobility’s board of directors or compensation committee. Mr. Kelly’s employment agreement contains other terms and conditions substantially similar to the terms and conditions of Mr. Kelly’s employment agreement with Metrocall. The foregoing description of Mr. Kelly’s employment agreement is qualified in its entirety by reference to the full text of the employment agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amendment to Merger Agreement

     On November 15, 2004, Metrocall, Arch and USA Mobility entered into an amendment to the Agreement and Plan of Merger, dated as of March 29, 2004, as amended, by and among USA

Mobility, Wizards Acquiring Sub, Inc., Metrocall, Patriots Acquiring Sub, Inc., and Arch. The amendment was duly authorized and approved by their respective boards of directors. The amendment provided for seven members of the board of directors of USA Mobility to be appointed and hold a meeting prior to the effectiveness of the merger. The amendment also provided for Vincent D. Kelly and David Abrams to be appointed to USA Mobility’s board of directors immediately after the effectiveness of the merger. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amendment attached hereto as Exhibit 10.3 and incorporated herein by reference.

Indemnification Agreement

     On November 16, 2004, USA Mobility’s board of directors approved the form of indemnification agreement to be entered into between USA Mobility and the members of its board of directors. The form indemnification agreement is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS

Merger of Metrocall and Arch

     On November 16, 2004, pursuant to the Agreement and Plan of Merger dated as of March 29, 2004, as amended, Metrocall and Arch combined their businesses by merging with and into separate acquisition subsidiaries of USA Mobility and became separate wholly owned subsidiaries of USA Mobility. In the merger, Metrocall shareholders who properly elected to receive cash for their shares of Metrocall common stock will receive $75.00 in cash per Metrocall share for a total of 2 million shares of Metrocall common stock. Metrocall shareholders who participated in the cash election received cash for approximately 42.38% of their Metrocall shares tendered for cash election. Each remaining share of Metrocall common stock, other than shares for which proper notice seeking appraisal under Delaware law was delivered to Metrocall and not subsequently withdrawn, was converted into 1.876 shares of USA Mobility common stock and cash in lieu of fractional shares. Each share of Arch common stock was converted into one share of USA Mobility common stock. Information regarding the exchange of share certificates will be sent to former Metrocall and Arch shareholders as soon as practicable. On November 17, 2004, the common stock of USA Mobility will begin trading on the NASDAQ National Market under the symbol “USMO.”

     The issuance of shares of USA Mobility common stock in the merger was registered pursuant to Amendment No. 3 to USA Mobility’s Registration Statement on Form S-4/A (File No. 333-115769) (the “Registration Statement”) filed with the Securities and Exchange Commission, which was filed and declared effective on October 6, 2004. The Joint Proxy Statement/Prospectus of Metrocall and Arch forming part of the Registration Statement contains additional information about the merger and the description of USA Mobility common stock contained under the caption “Description of USA Mobility Capital Stock” in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

     Pursuant to Rule 12g-3 (c) under the Securities Exchange Act of 1934, as amended (“the Exchange Act”), USA Mobility’s common stock is deemed to be registered under Section 12(g) of the Exchange Act. Pursuant to Rule 12g-3(f) of the Exchange Act, USA Mobility has filed a Form 8A registration statement to register its common stock under Section 12(b) of the Exchange Act. Metrocall’s common stock was registered pursuant to Section 12(g) of the Exchange Act and listed on the NASDAQ Small Cap Market and Arch’s common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ National Market and Boston Stock Exchange. Metrocall is delisting its common stock from the NASDAQ Small Cap Market and Arch is delisting its common stock from the NASDAQ National Market and Boston Stock Exchange, and each is filing a Form 15 with the Securities and Exchange Commission to terminate the registration of its common stock under the Exchange Act.

     On November 16, 2004 USA Mobility issued a press release announcing completion of the mergers. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OF THE REGISTRANT

     Under Item 1.01 of this current report, on November 16, 2004, Metrocall, Inc. and Arch Wireless Operating, Inc., two subsidiaries of USA Mobility, entered into a credit agreement providing for a two-year senior secured term loan, the obligations under which are guaranteed by USA Mobility and substantially all of its other subsidiaries. The information provided under Item 1.01 of this report is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Board of Directors

     On Monday, November 15, 2004, in contemplation of the merger, Vincent D. Kelly, the sole director of USA Mobility appointed Royce Yudkoff, James V. Continenza, Nicholas A. Gallopo, Brian O’Reilly, Matthew Oristano, William E. Redmond, Jr. and Samme L. Thompson to serve on the board of directors of USA Mobility, as contemplated by the merger agreement, and later that day, Mr. Kelly resigned from the USA Mobility board of directors. On Tuesday, November 16, 2004, after the effectiveness of the merger, Vincent D. Kelly and David C. Abrams were appointed to serve on the board of directors of USA Mobility. As a result, the board of directors of USA Mobility is comprised of Messrs. Yudkoff, Abrams, Continenza, Gallopo, Kelly, O’Reilly, Oristano, Redmond and Thompson, with Mr. Yudkoff serving as chairman of USA Mobility’s board of directors and Mr. Redmond serving as vice chairman of the board of directors. The following is the information required by section 5.02(c)(2) of this Item.

     The information concerning the directors of USA Mobility, other than Samme Thompson, required by section 5.02(d)(4) of this Item is incorporated by reference herein to the section of the Registration Statement entitled “Management of USA Mobility after the Merger.”

     Samme L. Thompson. Mr. Thompson has been a director of Arch Wireless, Inc. since 2002 and has been President of Telit Associates, Inc., a financial and strategic advisory firm, since April 2002; senior vice president of Motorola Corporation from July 1999 until April 2002; chief financial officer of NetCom Solutions International, Inc., a provider of network and logistics integration services, from April 1998 to June 1999; president of Telit Associates, Inc. from 1994 to 1999.

Board Committees

     The audit committee of the board of directors of USA Mobility is comprised of Messrs. Gallopo, Oristano and Yudkoff, with Mr. Gallopo serving as chairman. The compensation committee of the board of directors of USA Mobility is comprised of Messrs. Abrams, O’Reilly and Redmond, with Mr. Redmond serving as chairman. The nominating and governance committee of the board of directors of USA Mobility is comprised of Messrs. O’Reilly, Oristano, Thompson and Yudkoff, with Mr. O’Reilly serving as chairman.

Principal Officers

     Prior to the merger, Vincent D. Kelly served as Chief Executive Officer and President of USA Mobility. On November 15, 2004, the board of directors of USA Mobility ratified that appointment and Mr. Kelly continued in those positions following effectiveness of the Metrocall/Arch merger pursuant to an employment agreement described in Item 1.01 above, which description is incorporated by reference herein. On November 15, 2004, the board of directors of USA Mobility appointed Stan Sech to serve as chief operating officer of USA Mobility, Peter Barnett to serve as chief technology officer of USA Mobility, George Moratis to serve as senior vice president/finance and treasurer of USA Mobility, George Hale to serve as chief accounting officer of USA Mobility and Shirley White to serve as corporate secretary of USA Mobility. Other than Mr. Kelly, employment of none of the other officers of USA Mobility is subject to an employment agreement with USA Mobility or any of its subsidiaries. The following are descriptions of the background of the foregoing officers.

     Vincent D. Kelly. Mr. Kelly was appointed President and Chief Executive Officer of Metrocall on February 5, 2003. Prior to assuming this role, Mr. Kelly was the Chief Operating Officer, Chief Financial Officer, and Executive Vice President of Metrocall. He also served as the Treasurer from August 1995 to February 2003, and served as a director of Metrocall from 1990 to 1996 and from October 2002 to present. Mr. Kelly was responsible for managing the Company’s financial restructuring in 2002. Mr. Kelly currently serves on the board of directors of Penton Media, Inc. and GTES, LLC, which is a majority-owned subsidiary of Metrocall.

     Stan F. Sech. Mr. Sech was appointed Chief Operating Officer of Metrocall on February 5, 2003. In this capacity, he managed the operations of the company including Sales and Marketing, Supply Chain Management, Call Center, Customer Care and the Field Sales Operating Regions. He joined Metrocall in early 2000 as Senior Vice President of Corporate and Business Development and Integration. Mr. Sech has over 20 years of experience in the wireless messaging industry and has been recognized as a telecommunications industry leader. Previously, he served as CEO of PageOne Communications in the United Kingdom and worked with the European wireless industry. Prior to PageOne Communications, he was President & COO of USA Mobile Communications. He was Senior Vice President and General Manager of Graphic Scanning Corporation. He also was a board member of both the U.S. and European wireless paging industry associations and presently serves on the board of IRIS Wireless and GTES, LLC.

     Peter C. Barnett Mr. Barnett was the Senior Vice President of Operations and Chief Information Officer of Arch Wireless, Inc. since November 1999. He joined Arch in 1995 as Vice President of Engineering. In February of 1996 he was promoted to Vice President of IT.

     George Z. Moratis. Mr. Moratis served as Chief Financial Officer of Metrocall since February 5, 2003. He joined Metrocall in December 1998 and has served as Vice President and Senior Vice President of Finance and Assistant Treasurer. Mr. Moratis was previously with MCI Communications where he was a Senior Manager of external financial reporting. Prior to MCI, he worked within the Division of Corporation Finance of the Securities and Exchange Commission and in public accounting with Deloitte & Touche, LLP. Mr. Moratis is a certified public accountant.

     George W. Hale. Mr. Hale joined Arch Wireless as its Assistant Controller in May 1997 from Arthur Andersen, LLP, Boston, where he had been a Senior Auditor and had held other positions since 1993. In June 1999 Mr. Hale was promoted to Vice President, Planning and Control and assumed the controller responsibilities in September 2000. Previously from 1985 to 1993, he held several positions, including Assistant Controller, with Berry Boyle, Inc., a real estate syndication firm. Mr. Hale is a certified Public Accountant licensed in the Commonwealth of Massachusetts.

     Shirley B. White. On February 5, 2003, Ms. White was appointed Secretary of Metrocall Holdings, Inc. Between 1993 and 2003, Ms. White served as Assistant Corporate Secretary for Metrocall. Ms. White has served as an officer of Metrocall and its predecessors since 1993. Prior to joining Metrocall, Ms. White’s accounting background included employment with Mitchell Energy and Development Company, Houston, TX; Gulf-Reston, Inc., Reston, VA; and Johnson & Johnston, New Brunswick, NY.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

     The Certificate of Incorporation and Bylaws of USA Mobility were amended and restated effective as of November 15, 2004. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of USA Mobility are included as Exhibits 3.1 and 3.2, respectively.

     USA Mobility’s fiscal year will end on the 31st day of December in each calendar year.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     The mergers will be reported by USA Mobility as an acquisition of Metrocall by Arch. Pursuant to the instructions to Item 9.01 (a) (4) and Item 9.01 (b) (2) of Form 8-K, not later than 71 calendar days after the date that this report was required to be filed, USA Mobility intends to file an amendment to this current report on Form 8-K/A that will include the required financial statements of the business acquired (Metrocall) and the related pro forma financial information.

     (C) Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 29, 2004, as amended, by and among Wizards-Patriots Holdings, Inc., Wizards Acquiring Sub, Inc., Metrocall Holdings Inc., Patriots Acquiring Sub, Inc. and Arch Wireless, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus forming part of Amendment No. 3 to USA Mobility’s Registration Statement on Form S-4/A filed on October 6, 2004, with Amendment No. 1 thereto incorporated by reference to Annex B of the Joint Proxy Statement/Prospectus and Amendment No. 2 included as Exhibit 10.3 hereto).

Exhibit 3.1	Amended and Restated Certificate of Incorporation of USA Mobility, Inc.

Exhibit 3.2	Amended and Restated Bylaws of USA Mobility, Inc.

Exhibit 10.1	Credit Agreement, dated as of November 16, 2004, among Metrocall, Inc., Arch Wireless Operating Company, Inc., USA Mobility, Inc., the other guarantors party thereto, the lenders party thereto, UBS Securities LLC, as arranger, documentation agent and syndication agent, and UBS AG, Stamford Branch, as administrative agent and collateral agent.

Exhibit 10.2	Employment Agreement, dated as of November 15, 2004 between USA Mobility and Vincent D. Kelly.

Exhibit 10.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of November 15, 2004.

Exhibit 10.4	Form of Indemnification Agreement for directors of USA Mobility, Inc.

Exhibit 99.1	Press release dated November 16, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA MOBILITY, INC.

By: /s/ Vincent D. Kelly Name: Vincent D. Kelly Title: President and Chief Executive Officer

Dated: November 17, 2004

Exhibit List

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 29, 2004, as amended, by and among Wizards-Patriots Holdings, Inc., Wizards Acquiring Sub, Inc., Metrocall Holdings Inc., Patriots Acquiring Sub, Inc. and Arch Wireless, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus forming part of Amendment No. 3 to USA Mobility’s Registration Statement on Form S-4/A filed on October 6, 2004, with Amendment No. 1 thereto incorporated by reference to Annex B of the Joint Proxy Statement/Prospectus and Amendment No. 2 included as Exhibit 10.3 hereto).

Exhibit 3.1	Amended and Restated Certificate of Incorporation of USA Mobility, Inc.

Exhibit 3.2	Amended and Restated Bylaws of USA Mobility, Inc.

Exhibit 10.1	Credit Agreement, dated as of November 16, 2004, among Metrocall, Inc., Arch Wireless Operating Company, Inc., USA Mobility, Inc., the other guarantors party thereto, the lenders party thereto, UBS Securities LLC, as arranger, documentation agent and syndication agent, and UBS AG, Stamford Branch, as administrative agent and collateral agent.

Exhibit 10.2	Employment Agreement, dated as of November 15, 2004 between USA Mobility and Vincent D. Kelly.

Exhibit 10.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of November 15, 2004.

Exhibit 10.4	Form of Indemnification Agreement for directors of USA Mobility, Inc.

Exhibit 99.1	Press release dated November 16, 2004.